UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported):	August 21, 2026

NEW CONCEPT ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-08187	75-2399477
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 300, Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code	972-407-8400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 30.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01	GBR	NYSE American

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities

New Concept Energy, Inc., a Nevada corporation (the “Company” or “Registrant” or the “Issuer”), and Realty Advisors, Inc., a Nevada corporation (the “Investor” or “RAI”), entered into a Subscription Agreement and Letter of Investment Intent, dated April 13, 2026 (the “Subscription Agreement”), pursuant to which, the Investor agreed to acquire 2,000,000 shares of Common Stock at a price of at least $1.00 per share in cash. The Investor acknowledged and agreed that its acquisition could not and would not be completed until the current stockholders of the Company approved the issuance by a vote of the majority at a meeting at which a quorum was present in person or by proxy, as the rules of the NYSE American Company Guide required same as a prerequisite to approval of an additional listing application covering such additional shares. On August 21, 2026, at the recessed Annual Meeting of Stockholders of the Company, called to be held following a solicitation of proxies pursuant to a Notice of Annual Meeting and related Proxy Statement, each dated June 22, 2026, distributed in accordance with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), approved the proposed issuance of up to 2,000,000 shares of Common Stock of the Company, without registration, based upon the exemption afforded by Section 4(2) of the Securities Act of 1933, as amended.

Following such Meeting and certification of the votes thereat, the Company will submit an additional listing application to the NYSE American Exchange, seeking approval of 2,000,000 additional shares to be listed on such exchange. Assuming approval is granted by the NYSE American Exchange of the additional listing application, the Company will issue 2,000,000 shares of its Common Stock to RAI in exchange for $1.00 per share in cash (an aggregate of $2,000,000).

Section 5 – Corporate Governance and Management

Item 5.01. Changes in Control of the Company

RAI is currently the holder of 400,000 shares of Common Stock of the Company (7.79% of the outstanding shares), may be deemed to be a “Related Party” for accounting purposes and, upon consummation of the transaction described in item 3.02 above and receipt of 2,000,000 newly issued shares of Common Stock, will be an “Affiliate” ( as defined in Rule 405 under the Securities Act of 1933, as amended). Upon consummation of the transaction described in item 3.02, which will result in the issuance of 2,000,000 shares to RAI, a change in control of the Company will be deemed to occur when the additional shares are issued. When the additional shares are issued, RAI will own 2,400,000 shares out of the then total outstanding of 7,131,935 shares of Common Stock (approximately 33.65%).

RAI is a Nevada corporation, organized by Articles of Incorporation filed with the Secretary of State of Nevada on May 4, 1990; its sole stockholder is May Realty Holdings, Inc., a Nevada corporation (“MRHI”), which, in turn, is owned by a trust established for the benefit of the children of Gene E. Phillips, known as the “May Trust.” The sole director of both RAI and MRHI is Mickey Ned Phillips, and the officers of each entity are Erik L. Johnson, President, Gina H. Kay, Vice President and Treasurer, and Louis J. Corna, Vice President and Secretary. All of the officers and directors of RAI and MRHI are U. S. citizens. According to RAI, if the transaction described in item 3.02 above is consummated, the funds necessary to consummate such transaction, at least $2,000,000, will come from the working capital of RAI. The basis of the deemed change of control will be the issuance of the additional shares of Common Stock to RAI.

No arrangement or understandings among members of any prior group in control of the Company and RAI presently exist with respect to election of directors or any other matter. RAI has advised that there are no arrangements, including any pledge by any person of securities of the Registrant, which may, at a subsequent date, result in a future change in control of the Registrant.

Item 5.07. Submission of Matters to a Vote of Security Holders

On August 21, 2026, the recessed Annual Meeting of Stockholders of the Company was called to be held following a solicitation of proxies, pursuant to a Notice of Annual Meeting and related Proxy Statement, each dated June 22, 2026, distributed in accordance with the requirements of Regulation 14A under the Exchange Act. On the record date of June 19, 2026, a total of 5,131,934 shares of Common Stock and 559 shares of Series B Preferred Stock were outstanding, with each share entitled to one vote.

At the meeting, proxies representing 2,673,873 shares appeared and were cast, thereby establishing a quorum present in person or by proxy. It was noted that of the 5,131,934 outstanding shares of Common Stock, 3,967,903 shares are held in CEDE accounts.

At the Annual Meeting, which involved the election of directors, the following named persons received the number of votes cast for, against or withheld, as well as the number of abstentions, (broker non-votes were not reported):

Name	# Votes For	# Votes Withheld	# Votes Abstained	Broker Non-votes

Gene S. Bertcher	1,937,298	63,348	0	0

Richard W. Humphrey	1,892,412	108,234	0	0

Dan Locklear	1,941,607	59,039	0	0

Cecelia Maynard	1,917,310	83,336	0	0

Robert C. Canham II	1,939,297	61,349	0	0

All of the nominees named above, each of which is currently a director of the Company, were elected at such Annual Meeting.

The second matter presented at the Annual Meeting was the ratification of the appointment of Turner Stone & Company LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026, and any interim period. A total of 2,591,191 votes were cast FOR, 82,659 votes were cast AGAINST, and 23 votes were ABSTAINED from voting with respect to such proposal. There were no broker non-votes. On the basis of such votes, the second proposal was approved.

The final matter presented at the Annual Meeting was approval of the issuance of 2,000,000 new shares of Common Stock, par value $0.01 per share, to RAI for cash to increase stockholders’ equity. A total of 1,872,051 votes were cast FOR, 128,492 votes were cast AGAINST, and 120 votes were ABSTAINED from voting with respect to such proposal. There were no broker non-votes. On the basis of such votes, the third proposal was approved.

The Annual Meeting of the Board of Directors was held later on the same day, August 21, 2026. At such meeting, Gene S. Bertcher was reelected Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 24, 2026

NEW CONCEPT ENERGY, INC.

By:	/s/ Gene S. Bertcher
Gene S. Bertcher, Chairman of the Board,
President, Chief Executive Officer and
Chief Financial Officer